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                                                                   EXHIBIT 10.09

                            1997 HARTFORD LIFE, INC.
                RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS


                ARTICLE I -- PLAN ADMINISTRATION AND ELIGIBILITY


1.1      PURPOSE

         The purpose of the 1997 Hartford Life, Inc. Restricted Stock Plan for Non-Employee Directors (the "Plan") is to attract and retain persons of ability as directors of Hartford Life, Inc. (the "Company") and to provide them with a closer identity with the interests of the Company's stockholders by paying the Annual Retainer in shares of Class A Common Stock of the Company (the "Stock") subject to certain restrictions as described herein (the "Restricted Stock").

1.2      ADMINISTRATION

         The Plan shall be administered by the Compensation and Personnel Committee of the Board of Directors (the "Committee"). The Committee shall have the responsibility of interpreting the Plan and establishing and amending such rules and regulations necessary or appropriate for the administration of the Plan. All interpretations of the Plan or any Restricted Stock awards issued under it shall be final and binding upon all persons having an interest in the Plan. No member of the Committee shall be liable for any action or determination taken or made in good faith with respect to this Plan or any award granted hereunder.

1.3      ELIGIBILITY

         Directors of the Company who are not employees of the Company or The Hartford Financial Services Group, Inc. or any subsidiary of either of the foregoing shall be eligible to participate in the Plan.

1.4      STOCK SUBJECT TO THE PLAN

         (a) The maximum number of shares which may be granted under the Plan shall be 100,000 shares of Stock.

         (b) If any Restricted Stock is forfeited by a Director in accordance with the provisions of Section 2.2(c), such shares of Restricted Stock shall be restored to the total number of shares available for grant pursuant to the Plan.

         (c) Upon the grant of a Restricted Stock award the Company may distribute newly issued Stock, treasury Stock, reacquired Stock, Stock purchased in the open market, or any combination of the foregoing.
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         (d) Notwithstanding anything herein to the contrary, to the extent permitted by applicable law, no award of Restricted Stock shall be made under the Plan, and the Company shall have no obligation to make any award of Restricted Stock under the Plan, if such award would cause the direct or indirect percentage ownership of The Hartford Financial Services Group, Inc. of the combined voting power or the value of the capital stock of the Company to fall below 80%.


                         ARTICLE II -- RESTRICTED STOCK

2.1      RESTRICTED STOCK AWARDS

         Restricted Stock awards shall be made automatically on the date of the Annual Meeting of Stockholders, to each Director elected at the meeting or continuing in office following the meeting. The award shall equal the number of whole shares arrived at by dividing the Annual Retainer that is in effect for the 12 month period beginning with the date of the Annual Meeting (the "Service Year") by the Fair Market Value of the Company's Stock. Fractional shares shall be paid in cash.

         (a) "Annual Retainer" shall mean the amount that is payable to a Director for service on the Board of Directors during the Service Year. Annual Retainer shall not include fees paid for attendance at any Board or Committee meeting.

         (b) "Fair Market Value" shall mean the average of the high and low prices per share of the Company's Stock on the date of the Annual Meeting, as reported by the New York Stock Exchange Composite Tape.

2.2      TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS

         (a) Written Documentation -- Restricted Stock awards shall be evidenced by such written notice, agreement or other documentation as the Committee deems appropriate.

         (b) Shares held in Escrow -- The Restricted Stock subject to such award shall be registered in the name of the Director and held in escrow by the Committee until the restrictions on such shares lapse as described below.

         (c) Restrictions -- Restricted Stock granted to a Director may not be sold, assigned, transferred, pledged or otherwise disposed of, except by will or the laws of descent and distribution, prior to the earliest of the following dates:

             (1) The fifth anniversary of the date of grant.

             (2) Retirement from the Board at age 72.
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             (3) A "Change of Control" of the Company. A "Change of Control"
shall be deemed to have occurred if:

       (i) a report on Schedule 13D shall be filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Securities Exchange Act of 1934 (the "Act") disclosing that any Person (within the meaning of Section 13(d) of the Act), other than the Company or The Hartford Financial Services Group, Inc. or a subsidiary of either of the foregoing or any employee benefit plan sponsored by the Company or The Hartford Financial Services Group, Inc. or a subsidiary of either of the foregoing, is the Beneficial Owner of the greater of (A) the percentage of the outstanding stock of the Company entitled to vote in the election of directors of the Company owned at such time by The Hartford Financial Services Group, Inc., or (B) twenty percent or more of the outstanding stock of the Company entitled to vote in the election of directors of the Company;

       (ii) any Person (within the meaning of Section 13(d) of the Act), other than the Company or The Hartford Financial Services Group, Inc. or a subsidiary of either of the foregoing or any employee benefit plan sponsored by the Company or The Hartford Financial Services Group, Inc. or a subsidiary of either of the foregoing, shall purchase shares pursuant to a tender offer or exchange offer to acquire any stock of the Company (or securities convertible into such stock) for cash, securities or any other consideration, provided that after consummation of the offer, the Person in question is the Beneficial Owner, directly or indirectly, of the greater of (A) the percentage of the outstanding stock of the Company entitled to vote in the election of directors of the Company owned at such time by The Hartford Financial Services Group, Inc., or (B) fifteen percent or more of the outstanding stock of the Company entitled to vote in the election of directors of the Company (calculated as provided in paragraph (d) of Rule 13d-3 under the Act in the case of rights to acquire stock);

       (iii) the stockholders of the Company shall approve (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of stock of the Company entitled to vote in the election of directors of the Company would be converted into cash, securities or other property, other than a merger of the Company in which holders of such stock of the Company immediately prior to the merger have the same proportionate ownership of common stock entitled to vote in the election of directors of the surviving corporation immediately after the merger as immediately before, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company;

       (iv) within any 12 month period, the persons who were directors of the Company immediately before the beginning of such period (the "Incumbent Directors")
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             shall cease (for any reason other than death) to constitute at least a majority of the Board of the Company or the board of directors of any successor to the Company, provided that any director who was not a director at the beginning of such period shall be deemed to be an Incumbent Director if such director (A) was elected to the Board of the Company by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of this clause (iv), and (B) was not designated by a Person who has entered into an agreement with the Company to effect a transaction described in the immediately preceding clause (iii); or

       (v) a "Change of Control" as defined in The Hartford 1995 Incentive Stock Plan, as amended from time to time, occurs with respect to The Hartford Financial Services Group, Inc. at a time when The Hartford Financial Services Group, Inc. directly or indirectly owns more than 50% of the combined voting power and the value of the capital stock of the Company;

provided that a sale of all of the interest of The Hartford Financial Services Group, Inc. in the Company shall not be considered a Change of Control for purposes of this Plan.

             (4) Death of the Director.

             (5) Disability of the Director, as defined in The Hartford Investment and Savings Plan, as amended from time to time.

             (6) Resignation by the Director under cases of special circumstances and the Committee, in its sole discretion, consents to waive any remaining restrictions.

         (d) Dividends and Voting Rights -- The Director shall, subject to
Section 2.2(c), possess all incidents of ownership of the shares of Restricted Stock including the right to receive dividends with respect to such shares and to vote such shares.

         (e) The Company shall deliver to the Director, or the beneficiary of such Director, if applicable, unrestricted certificates for all of the shares of Stock that were awarded to the Director as Restricted Stock (a) immediately following any lapse of restrictions on such shares pursuant to Section 2.2(c)(3) hereof, or (b) within 30 days following any lapse of restrictions under the remaining provisions of Section 2.2(c). If the Director discontinues serving on the Board prior to the date upon which restrictions lapse as described under
Section 2.2(c), such Director's Restricted Stock will be forfeited by the Director and transferred to and reacquired by the Company at no cost to the Company.

         (f) Special Definitions for Change of Control. For purposes of Section 2.2(c)(3), the following special definitions apply.

             (i) "Beneficial Owner" means any Person who, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" (within the meaning of Rule 13d-3 under the
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Act) of any securities of a company, including any such right pursuant to any agreement, arrangement or understanding (whether or not in writing), provided that: (i) a Person shall not be deemed the Beneficial Owner of any security as a result of an agreement, arrangement or understanding to vote such security (A) arising solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the Act and the applicable rules and regulations thereunder, or (B) made in connection with, or to otherwise participate in, a proxy or consent solicitation made, or to be made, pursuant to, and in accordance with, the applicable provisions of the Act and the applicable rules and regulations thereunder, in either case described in clause (A) or (B) above, whether or not such agreement, arrangement or understanding is also then reportable by such Person on Schedule 13D under the Act (or any comparable or successor report); and (ii) a Person engaged in business as an underwriter of securities shall not be deemed to be the Beneficial Owner of any security acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

         (ii) "Person" has the meaning ascribed to such term in Section 3(a)(9) of the Act, as supplemented by Section 13(d)(3) of the Act; provided, however, that Person shall not include (i) The Hartford Financial Services Group, Inc., the Company, any subsidiary of the Company or any other Person controlled by the Company, (ii) any trustee or other fiduciary holding securities under any employee benefit plan of The Hartford Financial Services Group, Inc., the Company or of any subsidiary of the Company, or (iii) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of securities of the Company.

         (g) In the event of a Change of Control, no amendment, suspension or termination of the Plan thereafter shall impair or reduce the rights of any person with respect to any award made under the Plan


                        ARTICLE III -- GENERAL PROVISIONS

3.1      AUTHORITY

         Appropriate officers of the Company designated by the Committee are authorized to execute Restricted Stock agreements, and amendments thereto, in the name of the Company, as directed from time to time by the Committee.

3.2      ADJUSTMENTS IN THE EVENT OF CHANGE IN COMMON STOCK OF THE COMPANY

         In the event of any reorganization, merger, recapitalization, consolidation, liquidation, stock dividend, stock split, reclassification, combination of shares, rights offering, split-up, or extraordinary dividend (including a spin-off) or divestiture, or any other change in the corporate structure or shares, the number and kind of shares which thereafter may be granted under the Plan and the number of shares of Restricted Stock awarded pursuant to Section 2.1 with respect to which all restrictions have not lapsed, shall be appropriately adjusted consistent with such
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change in such manner as the Board in its discretion may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Directors participating in the Plan. Any fractional shares resulting from such adjustments shall be eliminated.

3.3      RIGHTS OF DIRECTORS

         The Plan shall not be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company's stockholders or to retain any Director at any particular rate of compensation. The Company shall not be obligated to issue Stock pursuant to an award of Restricted Stock for which the restrictions hereunder have lapsed if such issuance would constitute a violation of any applicable law. Except as provided herein, no Director shall have any rights as a stockholder with respect to any shares of Restricted Stock awarded to such Director.

3.4      BENEFICIARY

         A Director may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. In the event of the death of a Director, the Director's designated beneficiary shall have the right to receive the shares of Restricted Stock awarded pursuant to the Plan. If no designated beneficiary survives the Director, the executor or administrator of the Director's estate shall be deemed to be the Director's beneficiary.

3.5      LAWS AND REGULATIONS

         The Committee shall have the right to condition any issuance of Stock to any Director hereunder on such Director's undertaking in writing to comply with such restrictions on the subsequent disposition of such Stock as the Committee shall deem necessary or advisable as a result of any applicable law or regulation. The Committee may postpone the delivery of Stock following the lapse of restrictions with respect to awards of Restricted Stock for such time as the Committee in its discretion may deem necessary, in order to permit the Company with reasonable diligence (i) to effect or maintain registration of the Plan, or the shares of Stock issuable upon the lapse of certain restrictions respecting awards of Restricted Stock, under the Securities Act of 1933 or the securities laws of any applicable jurisdiction, or (ii) to determine that such shares and the Plan are exempt from such registration; the Company shall not be obligated by virtue of any Restricted Stock agreement or any provision of the Plan to recognize the lapse of certain restrictions respecting awards of Restricted Stock or issue shares in violation of said Act or of the law of the government having jurisdiction thereof.

3.6      Amendment, Suspension and Discontinuance of the Plan

         The Board may from time to time amend, suspend or discontinue the Plan, provided that the Board may not, without the approval of the holders of a majority of the outstanding Stock entitled to vote, take any action which would cause the Plan to no longer comply with Rule 16b-3 under the Act, or any successor rule or other regulatory requirement.
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         No amendment, suspension or discontinuance of the Plan shall impair a
Director's right under a Restricted Stock award previously granted to the Director without the Director's consent.

3.7      GOVERNING LAW

         This Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Connecticut.

3.8      EFFECTIVE DATE AND DURATION OF THE PLAN

         This Plan shall be effective on May 22, 1997, subject to approval of the Plan by the sole stockholder of the Company, Hartford Accident and Indemnity Insurance Company, and shall terminate on December 31, 2007, provided that grants of Restricted Stock made prior to the termination of the Plan may vest following such termination in accordance with their terms.